SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant   [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material under ss. 240.14a-12


     First Trust/Gallatin Specialty Finance and Financial Opportunities Fund
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                (Name of Registrant as Specified in Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.


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                                                            FGB CONFERENCE CALL
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                        FIRST TRUST SPECIALTY FINANCE AND
                          FINANCIAL OPPORTUNITIES FUND

           (Formerly known as First Trust/Gallatin Specialty Finance
                       and Financial Opportunities Fund)

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 DIAL IN TO HEAR THE MANAGER'S                       Jeff Margolin
INSIGHTS ON THE CURRENT MARKET          Vice President, Closed-End Fund Analyst
   AND UPDATES ON THIS FUND.                  First Trust Portfolios L.P.
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                      Wednesday, Sept. 24th at 4:15 pm EST
                                  800-309-9067
                                Pass Code: 13641

                             Replay #: 800-642-1687
                               Pass Code: 13641
                       Dates available: 9/24 through 10/08

                   For wholesaler support call: (800) 621-9533

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In connection with the solicitation of proxies, the Fund has filed a definitive proxy statement with the SEC. Because the proxy statement contains important information, the Fund's shareholders are urged to read it carefully before making any decision. The proxy statement is available free of charge at the SEC's website, www.sec.gov, and is expected to be mailed to shareholders on or about September 19, 2008. The Fund's shareholders can also obtain copies of these materials by calling FTA toll-free at 800-621-1675. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy. The Fund, its directors and officers, FTA, its officers and employees, Confluence Investment Management LLC ("Confluence"), its officers and employees, and service providers of the Fund, FTA or Confluence may be deemed to be participants in the solicitation of proxies from the Fund's shareholders. Shareholders may obtain additional information regarding the interests of each of such persons in connection with the matters referred to in the proxy statement, by reading the proxy statement.

                For Broker Use Only o Not for Retail Distribution
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